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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2008

CompuCredit Corporation

(Exact name of registrant as specified in its charter)

                                   Georgia                                                    000-25751                                        58-2336689
                                 (State or other jurisdiction of incorporation)    (Commission File Number)    (I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia, 30328
(Address of principal executive offices)

                                       Registrant's telephone number, including area code:                    770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2008, the Compensation Committee of the Board of Directors of CompuCredit Corporation (the “Company”) approved an increase in annual salary for J.Paul Whitehead, III, the Company’s Chief Financial Officer, to $800,000.  The new salary will become effective on October 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COMPUCREDIT CORPORATION

     Dated:  October 8, 2008                                                                                                              By:       /s/ Richard W. Gilbert
                                        Name:       Richard W. Gilbert
                                        Title:         Chief Operating Officer